Filed Pursuant to Rule 497(a)

Registration No. 333-233186

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Owl Rock Capital Corp ( OWLRCK )
Tenor	Long 5 Year
Total Size	USD Benchmark
IPT	T + 275 area
Ratings	Moody’s (Exp): Baa3/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+5 (Oct 08, 2019)
Coupon Type	Fixed
First Pay	Apr 01, 2020
Maturity Date	Apr 01, 2025
Book Runner(s)	Active: BofAML(B&D)
Co-Manager(s)	SEAPG
Use of Proceeds	General corporate purposes, including repayment of existing indebtedness under the Revolving Credit Facility, which matures on April 2, 2024.
Denominations	2,000 x 1,000
Sale into Canada	Yes - Exemption

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The preliminary prospectus supplement dated October 1, 2019, together with the accompanying prospectus dated September 23, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Owl Rock Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.